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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2004

Anacomp, Inc.
(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	001-08328 (Commission File Number)	35-1144230 (IRS Employer Identification No.)
15378 Avenue of Science, San Diego, CA 92128 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (858) 716-3400

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of January 6, 2004.
99.2	Transcript of Investor Call January 9, 2004.

Item 12. Results of Operations and Financial Condition.

        The following information is furnished to the Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

        On January 6, 2004, Anacomp, Inc. issued a press release with the results of operations of its fiscal year ended September 30, 2003, as well as the results of its fourth quarter of fiscal 2003. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

        On January 9, 2003, Anacomp, Inc. held a conference call to discuss the January 6, 2004 press release. A transcript of the call is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANACOMP, INC.
DATE: JANUARY 12, 2004	By:	/s/ PAUL J. NAJAR Executive Vice President, Administration and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of January 6, 2004.
99.2	Transcript of Investor Call January 9, 2004.

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SIGNATURES
EXHIBIT INDEX